armt0405_v2 - Price/Yield - 2A1                                                  Full Coupon 5s

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Balance    $78,270,000.00  Delay                 24    WAC(2)   5.498007202   WAM(2)     358
Coupon             5.1603  Dated          12/1/2004    NET(2)   5.160252      WALA(2)      2
Settle           1/7/2005  First Payment  1/25/2005
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* PAYS GROUP NET WAC LESS [0.0000%] THROUGH MONTH 59, THEN NET WAC LESS [0.00]%. EFFECTIVE NET
 MARGIN EQUALS APPROX. [2.0186]% RUN TO EARLIEST OF EACH UNDERLYING LOAN'S RESET AND 10% CALL

                                            (CALC. AS OF CUT-OFF DATE COLLATERAL INFORMATION)

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               10 CPB -   15 CPB -   20 CPB -    25 CPB -    30 CPB -  40 CPB -   50 CPB -
    Price      Call (Y)   Call (Y)   Call (Y)    Call (Y)    Call (Y)  Call (Y)   Call (Y)
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   100-08       5.0319     5.0071     4.9795      4.9476      4.9118    4.8069     4.6708
   100-12       4.9934     4.9634     4.9300      4.8915      4.8482    4.7214     4.5569
   100-16       4.9549     4.9198     4.8806      4.8355      4.7848    4.6362     4.4434
   100-20       4.9165     4.8762     4.8313      4.7796      4.7215    4.5511     4.3301
   100-24       4.8782     4.8327     4.7821      4.7239      4.6584    4.4663     4.2172
   100-28       4.8399     4.7893     4.7330      4.6683      4.5954    4.3816     4.1045
   101-00       4.8017     4.7460     4.6841      4.6128      4.5325    4.2972     3.9921
   101-04       4.7636     4.7028     4.6352      4.5574      4.4698    4.2130     3.8800
   101-08       4.7255     4.6596     4.5864      4.5021      4.4073    4.1290     3.7682
   101-12       4.6875     4.6166     4.5377      4.4470      4.3449    4.0452     3.6567
   101-16       4.6496     4.5736     4.4891      4.3919      4.2826    3.9616     3.5454
   101-20       4.6117     4.5307     4.4406      4.3370      4.2204    3.8782     3.4345
   101-24       4.5739     4.4879     4.3922      4.2822      4.1585    3.7950     3.3238
   101-28       4.5361     4.4451     4.3439      4.2276      4.0966    3.7120     3.2134
   102-00       4.4985     4.4024     4.2957      4.1730      4.0349    3.6292     3.1033
   102-04       4.4609     4.3599     4.2476      4.1186      3.9733    3.5466     2.9935
   102-08       4.4233     4.3173     4.1996      4.0642      3.9119    3.4642     2.8839
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     WAL         3.67       3.21       2.82        2.47        2.17      1.58       1.16
Principal WindowJan05 -    Jan05 -    Jan05 -     Jan05 -    Jan05 -    Jan05 -   Jan05 -
                 Nov09      Nov09      Nov09       Oct09      Oct09      Nov08     Nov07
Principal # Months59         59         59          58          58        47         35
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  LIBOR_1MO     2.3060     2.3060     2.3060      2.3060      2.3060    2.3060     2.3060
  LIBOR_6MO     2.6325     2.6325     2.6325      2.6325      2.6325    2.6325     2.6325
  LIBOR_1YR     2.9600     2.9600     2.9600      2.9600      2.9600    2.9600     2.9600
   CMT_1YR      2.6017     2.6017     2.6017      2.6017      2.6017    2.6017     2.6017
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    SWAP          Mat      0.25YR     0.50YR        1YR       1.5yr       2YR       3YR     4YR     5YR
                  Yld      2.4188     2.6325      2.9600      3.1560    3.3520     3.6280  3.8690  4.0840
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Note: Assumes estimated Initial Subordination to AAA of 7.00%. Subject to +/- 1.00% variance

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool.
 Credit Suisse First Boston LLC makes no representation that such analyses or calculations are
 accurate or that such valuations represent levels where actual trades may occur. Investors should                  30-Nov-04
 rely on the information contained in or filed in connection with the prospectus / prospectus supplement.
                                                                                        Preliminary - Subject to 10% Variance